UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directions; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of the 2004 Equity Incentive Plan

On October 25, 2011, the Board of Directors (the “Board”) of Pharmacyclics, Inc. (the “Company”) amended and restated the Company’s 2004 Equity Incentive Award Plan (the “2004 Plan”) to increase the maximum number of shares available for issuance under the 2004 Plan by an additional 2,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), with such amendment to be effective upon approval by stockholders.  The Board also approved certain other non-material changes to the 2004 Plan.  The stockholders of the Company approved the amendment at the 2011 Annual Meeting of Stockholders (“2011 Annual Meeting”).  The 2004 Plan, as further amended and restated, is attached to this Current Report on Form 8-K as Exhibit 10.1.

Amendment and Restatement of the Employee Stock Purchase Plan

On October 25, 2011, the Board amended and restated the Company’s Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) to increase the maximum number of shares available for issuance under the Employee Stock Purchase Plan by an additional 500,000 shares, with such amendment to be effective upon approval by stockholders.  The Board also approved certain other non-material changes to the Employee Stock Purchase Plan.  The stockholders of the Company approved the amendment at the 2011 Annual Meeting.  The Employee Stock Purchase Plan, as further amended and restated, is attached to this Current Report on Form 8-K as Exhibit 10.2.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to the Certificate of Incorporation

On October 25, 2011, the Board adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of Common Stock from one hundred million (100,000,000) shares to one hundred and fifty million (150,000,000) shares, subject to stockholder approval.  The stockholders of the Company approved the increase in the authorized number of shares of Common Stock at the 2011 Annual Meeting and the Company filed the amendment with the Secretary of State of the State of Delaware on December 16, 2011.  The Certificate of Amendment of the Certificate of Incorporation, dated December 16, 2011, increasing the number of authorized shares, is attached to this Current Report on Form 8-K as Exhibit 3.1.

Amendments to the Bylaws

On October 21, 2011, the Board approved an amendment to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), that provides that the authorized number of members of the Board shall be no less than three (3) and no more than fifteen (15), with such amendment to be effective at the 2011 Annual Meeting.  The authorized number of members of the Board was previously set at seven (7).

On December 6, 2011, the Board approved an amendment to the Company’s Bylaws to permit either the Company’s president or secretary to call a special meeting of the Board upon twenty-four (24) hours notice to each director either personally or by mail, telecopy, telegram or other electronic or wireless means, with such amendment to be effective at the 2011 Annual Meeting.  The Bylaws previously provided that special meetings of the Board may be called by the Company’s president upon two (2) days’ notice to each director by mail or forty-eight (48) hours notice to each director either personally or by mail, telecopy, telegram or other electronic or wireless means.  The description of each of the amendments to the Company’s Bylaws contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Bylaws, as further amended and restated, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting was held on December 15, 2011.  The following seven matters were put forth to the stockholders to be voted on: (1) the election of seven (7) directors to serve until the 2012 annual meeting and until their successors are duly elected and qualified; (2) an amendment of the Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 100,000,000 to 150,000,000; (3) an amendment of the 2004 Plan to increase the maximum number of shares available for issuance under the 2004 Plan by an additional 2,000,000 shares; (4) an amendment of the Employee Stock Purchase Plan to increase the maximum number of shares available for issuance under the Employee Stock Purchase Plan by an additional 500,000 shares; (5) a proposal to consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers; (6) a proposal to consider and act upon an advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statements; and (7) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.

The total number of shares of Common Stock voted in person or by proxy at the 2011 Annual Meeting was 58,731,514, representing 86% of the 68,573,565 shares outstanding and entitled to vote at the 2011 Annual Meeting.  Each of the matters submitted to a vote of the Company’s stockholders at the 2011 Annual Meeting was approved by the requisite vote of the Company’s stockholders.  Based on the results and consistent with a majority of votes cast with respect to the advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statements, the Board has adopted a policy to hold an advisory vote on executive compensation every year. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

Nominee	For	Withheld	Broker Non-votes
Robert W. Duggan	48,620,773	218,846	9,891,895
Minesh P. Mehta, M.D.	48,769,134	70,485	9,891,895
David D. Smith, Ph.D.	46,152,738	2,686,881	9,891,895
Richard A. van den Broek	48,774,395	65,224	9,891,895
Robert F. Booth, Ph.D.	48,780,659	58,960	9,891,895
Roy C. Hardiman	46,695,610	2,144,009	9,891,895
Eric H. Halvorson	48,729,730	109,889	9,891,895

Proposal	For	Against	Abstain	Broker Non-Votes
Amendment of the Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 100,000,000 to 150,000,000	57,593,466	1,120,665	17,383	-
Amendment of the 2004 Plan to increase the maximum number of shares available for issuance under the 2004 Plan by an additional 2,000,000 shares	48,193,977	603,204	42,438	9,891,895
Amendment of the Employee Stock Purchase Plan to increase the maximum number of shares available for issuance under the Employee Stock Purchase Plan by an additional 500,000 shares	48,545,707	259,681	34,231	9,891,895
Approval of an advisory resolution regarding the compensation of the Company’s named executive officers	48,616,682	165,166	57,771	9,891,895
Ratification of the appointment of PricewaterhouseCoopers LLP	58,652,233	50,161	29,120	-

Proposal	1 Year	2 Years	3 Years	Broker Non-Votes
To act upon an advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statements	42,338,434	185,572	6,258,648	9,948,860

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Pharmacyclics, Inc., dated December 16, 2011.
3.2	Amended and Restated Bylaws of Pharmacyclics, Inc., as further amended and restated on December 6, 2011.
10.1	Pharmacyclics, Inc. 2004 Equity Incentive Award Plan, as further amended and restated on October 25, 2011.
10.2	Pharmacyclics, Inc. Employee Stock Purchase Plan, as further amended and restated on October 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

December 19, 2011
PHARMACYCLICS, INC.

	By:	/s/ Rainer M. Erdtmann
		Name:	Rainer M. Erdtmann
		Title:	Vice President, Finance & Administration and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Pharmacyclics, Inc., dated December 16, 2011.
3.2	Amended and Restated Bylaws of Pharmacyclics, Inc., as further amended and restated on December 6, 2011.
10.1	Pharmacyclics, Inc. 2004 Equity Incentive Award Plan, as further amended and restated on October 25, 2011.
10.2	Pharmacyclics, Inc. Employee Stock Purchase Plan, as further amended and restated on October 25, 2011.